Retirement Benefits	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010 Northrop Grumman Shipbuilding [Member]
Retirement Benefits

15. RETIREMENT BENEFITS

Defined Benefit Pension Plans—The company participates in several defined benefit pension plans covering the majority of its employees. Pension benefits for most employees are based on the employee's years of service and compensation. It is the policy of HII to fund at least the minimum amount required for all the sponsored plans, using actuarial cost methods and assumptions acceptable under U.S. Government regulations, by making payments into separate benefit trusts.

Defined Contribution Plans—The company also sponsors 401(k) defined contribution plans in which most employees are eligible to participate, as well as certain union employees. HII contributions for most plans are based on cash matching of company employee contributions up to 4 percent of compensation. Certain union employees are covered under a target benefit plan. In addition to the 401(k) defined contribution plan, non-represented company employees hired after June 30, 2008 are eligible to participate in a HII-sponsored defined contribution program in lieu of a defined benefit pension plan.

Medical and Life Benefits—The company maintains several health care plans by which the company provides a portion of the costs for certain health and welfare benefits for a significant number of its active and retired employees. Covered employees achieve eligibility to participate in these contributory plans upon retirement from active service if they meet specified age and years of service requirements. Qualifying dependents are also eligible for medical coverage. HII reserves the right to amend or terminate the plans at any time.

The effect of the Medicare prescription drug subsidy from the Medicare Prescription Drug, Improvement, and Modernization Act of 2003 to reduce the company's net periodic postretirement benefit cost was not material for the periods presented. The effect of the Medicare subsidy was reflected in the financial statements.

New Health Care Legislation—The Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act became law during the first quarter of 2010. These new laws will impact the company's future costs of providing health care benefits to its employees beginning in 2013 and beyond. The initial passage of the laws will eliminate the company's tax benefits under the Medicare prescription drug subsidies associated with the Medicare Prescription Drug, Improvement, and Modernization Act of 2003 beginning in 2013. The company continues to assess the extent to which the provisions of the new laws will affect its future health care and related employee benefit plan costs.

Summary Plan Results

The cost to the company of its retirement benefit plans is shown in the following table.

	Nine Months Ended September 30
	Pension Benefits		Medical and Life Benefits
$ in millions	2011	2010	2011	2010
Components of Net Periodic Benefit Cost
Service cost	$93	$95	$11	$11
Interest cost	150	136	29	29
Expected return on plan assets	(200)	(175)	—	—
Amortization of
Prior service cost (credit)	9	10	(6)	(7)
Net loss from previous years	25	28	6	6

Net periodic benefit cost	$77	$94	$40	$39

Employer Contributions—The company's cash requirements for 2011 are approximately $3 million for its nonqualified pension plans and approximately $37 million for its other post-retirement benefit plans. These contributions represent the expected payments to participants in HII's nonqualified pension plans and retiree medical and life insurance plans. For the nine months ended September 30, 2011, contributions of $1 million and $28 million have been made to the company's nonqualified pension plans and its other post-retirement benefit plans, respectively. No contributions to the qualified pension plans were made in the nine months ended September 30, 2011, and none are expected to be required for the remainder of 2011.

Most plan sponsors were subject to the minimum required contribution rules of the Pension Protection Act of 2006 (PPA) beginning in 2008. However, the PPA provides a delayed effective date for plans maintained by certain employers with revenue from defense contracts. The delayed effective date is to provide time to update the standards for government reimbursable pension costs to take into account the larger pension contributions expected to be required of employers under the new funding rules. Beginning in 2011, HII is subject to the minimum required contribution rules of the PPA. Based on the funding position of HII's qualified pension plans, the company does not expect to have any cash-required contributions under the PPA in 2011. HII will continue to evaluate the effect of the PPA on required funding levels.

Re-measurement in Connection with the Spin-Off —Effective March 30, 2011, Northrop Grumman legally separated comingled pension and medical and life plans that contained participants of both the company and other Northrop Grumman subsidiaries. As a result, the company re-measured the assets and projected benefit obligation of the separated pension and medical and life plans. The results of the re-measurement were not material to the company's consolidated financial position, results of operations, or cash flows.

17.	RETIREMENT BENEFITS

Plan Descriptions

Defined Benefit Pension Plans—The company participates in several defined benefit pension plans of Northrop Grumman covering the majority of its employees. Pension benefits for most employees are based on the employee's years of service and compensation. It is the policy of Northrop Grumman to fund at least the minimum amount required for all the sponsored plans, using actuarial cost methods and assumptions acceptable under U.S. Government regulations, by making payments into benefit trusts separate from Northrop Grumman. The pension benefit for most employees is based upon criteria whereby employees earn age and service points over their employment period.

Defined Contribution Plans—The company also participates in Northrop Grumman-sponsored 401(k) defined contribution plans in which most employees are eligible to participate, as well as certain union employees. Northrop Grumman contributions for most plans are based on a cash matching of company employee contributions up to 4 percent of compensation. Certain hourly employees are covered under a target benefit plan. In addition to the 401(k) defined contribution benefit, non-union represented company employees hired after June 30, 2008, are eligible to participate in a Northrop Grumman-sponsored defined contribution program in lieu of a defined benefit pension plan. Northrop Grumman's contributions to these defined contribution plans for company employees for the years ended December 31, 2010, 2009, and 2008, were $51 million, $50 million, and $49 million, respectively.

Medical and Life Benefits—The company participates in several health care plans of Northrop Grumman by which the company provides a portion of the costs for certain health and welfare benefits for a significant number of its active and retired employees. Covered employees achieve eligibility to participate in these contributory plans upon retirement from active service if they meet specified age and years of service requirements. Qualifying dependents are also eligible for medical coverage. Northrop Grumman reserves the right to amend or terminate the plans at any time. In November 2006, the company adopted plan amendments and communicated to plan participants that it would cap the amount of its contributions to substantially all of its remaining post retirement medical and life benefit plans that were previously not subject to limits on the company's contributions.

In addition to a medical inflation cost-sharing feature, the plans also have provisions for deductibles, co-payments, coinsurance percentages, out-of-pocket limits, conformance to a schedule of reasonable fees, the use of managed care providers, and maintenance of benefits with other plans. The plans also provide for a Medicare carve-out, and a maximum lifetime benefit of $2 million per covered individual. Effective January 1, 2011, the company elected to remove the maximum lifetime benefit cap for all company sponsored medical plans due to passage of the new health care legislation described below. Subsequent to July 1, 2003, and January 1, 2004, for Gulf Coast and Virginia operations, respectively, newly hired employees are not eligible for post employment medical and life benefits.

The effect of the Medicare prescription drug subsidy from the Medicare Prescription Drug, Improvement and Modernization Act of 2003 to reduce the company's net periodic postretirement benefit cost was not material for the periods presented and accumulated postretirement benefit obligation was $26 million and $28 million as of December 31, 2010 and 2009, respectively.

New Health Care Legislation—The Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act became law during the first quarter of 2010. These new laws will impact the company's costs of providing health care benefits to its employees beginning in 2011. The initial passage of the laws will eliminate the company's tax benefits under the Medicare prescription drug subsidies associated with the Medicare Prescription Drug, Improvement and Modernization Act of 2003 beginning in 2013. The impact from the elimination of these tax benefits was recorded in the consolidated financial statements (see Note 10). The company has also begun participation in the Early Retiree Reinsurance Program (ERRP) that became effective on June 1, 2010. The company continues to assess the extent to which the provisions of the new laws will affect its future health care and related employee benefit plan costs.

Summary Plan Results

The cost to the company of its retirement benefit plans in each of the three years ended December 31 is shown in the following table:

	Pension Benefits			Medical and Life Benefits
$ in millions	2010	2009	2008	2010	2009	2008
Components of Net Periodic Benefit Cost
Service cost	$127	$114	$130	$15	$15	$14
Interest cost	182	169	156	38	40	39
Expected return on plan assets	(232)	(193)	(231)
Amortization of Prior service cost (credit)	13	13	7	(9)	(9)	(14)
Net loss from previous years	38	48	2	8	9	15

Net periodic benefit cost	$128	$151	$64	$52	$55	$54

The table below summarizes the changes in the components of unrecognized benefit plan costs for the years ended December 31, 2010, 2009, and 2008.

$ in millions	Pension Benefits	Medical and Life Benefits	Total
Changes in Unamortized Benefit Plan Costs
Change in net actuarial loss	$640	$(41)	$599
Change in prior service cost	57	31	88
Amortization of Prior service (cost) credit	(7)	14	7
Net loss from previous years	(2)	(15)	(17)
Tax (expense) benefits related to above items	(268)	4	(264)

Changes in unamortized benefit plan costs—2008	420	(7)	413

Change in net actuarial loss	(76)	(5)	(81)
Change in prior service cost (credit)	1	(1)	—
Amortization of Prior service (cost) credit	(13)	9	(4)
Net loss from previous years	(48)	(9)	(57)
Tax benefits related to above items	54	2	56

Changes in unamortized benefit plan costs—2009	(82)	(4)	(86)

Change in net actuarial loss	17	15	32
Transfers	6		6
Amortization of Prior service (cost) credit	(13)	9	(4)
Net loss from previous years	(38)	(8)	(46)
Tax benefits (expense) related to above items	11	(15)	(4)

Changes in unamortized benefit plan costs—2010	$(17)	$1	$(16)

The changes in the unamortized benefit plan costs, net of tax, are included in other comprehensive income in the consolidated statements of operations. Unamortized benefit plan costs consist primarily of net after-tax actuarial loss amounts totaling $487 million, $489 million, and $573 million as of December 31, 2010, 2009, and 2008, respectively. Net actuarial gains or losses are determined annually and principally arise from gains or losses on plan assets due to variations in the fair market value of the underlying assets, and changes in the benefit obligation due to changes in actuarial assumptions. Net actuarial gains or losses are amortized to expense in future periods when they exceed ten percent of the greater of the plan assets or projected benefit obligations by plan. The excess of gains or losses over the ten percent threshold is subject to amortization over the average future service period of employees of approximately ten years.

The following tables set forth the funded status and amounts recognized in the consolidated statements of financial position for the Northrop Grumman-sponsored defined benefit pension and retiree health care and life insurance benefit plans. Pension benefits data include the qualified plans as well as several unfunded non-qualified plans for benefits provided to directors, officers, and certain employees. The company uses a December 31 measurement date for all of its plans.

	Pension Benefits		Medical and Life Benefits
$ in millions	2010	2009	2010	2009
Change in Benefit Obligation
Benefit obligation at beginning of year	$3,062	$2,756	$677	$660
Service cost	127	114	15	15
Interest cost	182	169	38	40
Plan participants' contributions	9	5	16	15
Plan amendments		2
Actuarial loss (gain)	145	114	15	(5)
Benefits paid	(106)	(98)	(52)	(51)
Transfers	37		2
Curtailment	(14)
Other			3	3

Benefit obligation at end of year	3,442	3,062	714	677

Change in Plan Assets
Fair value of plan assets at beginning of year	2,789	2,297
Gain on plan assets	347	384
Employer contributions	105	201	33	33
Plan participants' contributions	9	5	16	15
Benefits paid	(106)	(98)	(52)	(51)
Transfers	39		1
Other			3	3

Fair value of plan assets at end of year	3,183	2,789	1	—

Funded status	$(259)	$(273)	$(713)	$(677)

Amounts Recognized in the Consolidated Statements of Financial Position
Non-current assets	$131	$116
Current liability	(9)	(10)	$(146)	$(175)
Non-current liability	(381)	(379)	(567)	(502)

The following table shows those amounts expected to be recognized in net periodic benefit cost in 2011:

$ in millions	Pension Benefits	Medical and Life Benefits
Amounts Expected to be Recognized in 2011 Net Periodic Benefit Cost
Net loss	$34	$9
Prior service cost (credit)	12	(9)

The accumulated benefit obligation allocated from all of the Northrop Grumman-sponsored defined benefit pension plans in which company employees participate was $3.2 billion and $2.8 billion at December 31, 2010, and 2009, respectively.

	Pension Benefits		Medical and Life Benefits
$ in millions	2010	2009	2010	2009
Amounts Recorded in Accumulated Other Comprehensive Loss
Net actuarial loss	$640	$654	$157	$150
Prior service cost	99	111	(38)	(46)
Income tax benefits related to above items	(287)	(298)	(56)	(40)

Unamortized benefit plan costs	$452	$467	$63	$64

Amounts for pension plans with accumulated benefit obligations in excess of fair value of plan assets associated with company employees are as follows:

	December 31
$ in millions	2010	2009
Projected benefit obligation	$2,771	$2,050
Accumulated benefit obligation	2,531	1,823
Fair value of plan assets	2,381	1,696

Plan Assumptions

On a weighted-average basis, the following assumptions were used to determine the benefit obligations and the net periodic benefit cost.

	Pension Benefits		Medical and Life Benefits
	2010	2009	2010	2009
Assumptions Used to Determine Benefit Obligation at December 31
Discount rate	5.84%	6.04%	5.58%	5.84%
Rate of compensation increase	3.43%	3.51%
Initial health care cost trend rate assumed for the next year			8.00%	7.00%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)			5.00%	5.00%
Year that the rate reaches the ultimate trend rate			2017	2014
Assumptions Used to Determine Benefit Cost for the Year Ended December 31
Discount rate	6.04%	6.25%	5.84%	6.25%
Expected long-term return on plan assets	8.50%	8.50%
Rate of compensation increase	3.51%	3.77%
Initial health care cost trend rate assumed for the next year			7.00%	7.50%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)			5.00%	5.00%
Year that the rate reaches the ultimate trend rate			2014	2014

The discount rate is generally based on the yield on high-quality corporate fixed-income investments. At the end of each year, the discount rate is primarily determined using the results of bond yield curve models based on a portfolio of high quality bonds matching the notional cash inflows with the expected benefit payments for each significant benefit plan.

The assumptions used for pension benefits are consistent with those used for retiree medical and life insurance benefits.

Through consultation with investment advisors, expected long-term returns for each of the plans' strategic asset classes were developed by Northrop Grumman. Several factors were considered, including survey of investment managers' expectations, current market data such as yields/price-earnings ratios, and historical market returns over long periods. Using policy target allocation percentages and the asset class expected returns, a weighted-average expected return was calculated.

A one-percentage-point change in the initial through the ultimate health care cost trend rates would have the following effects:

$ in millions	1-Percentage- Point Increase	1-Percentage- Point Decrease
Increase (Decrease) From Change In Health Care Cost Trend Rates To
Postretirement benefit expense	$2	$(2)
Postretirement benefit liability	18	(18)

Plan Assets and Investment Policy

The retirement benefit plans' assets in the NGSB Master Trust are invested in various asset classes that are expected to produce a sufficient level of diversification and investment return over the long term. The investment goals are to exceed the assumed actuarial rate of return over the long term within reasonable and prudent levels of risk. Liability studies are conducted on a regular basis to provide guidance in setting investment goals with an objective to balance risk. Risk targets are established and monitored against acceptable ranges.

All investment policies and procedures are designed to ensure that the plans' investments are in compliance with ERISA. Guidelines are established defining permitted investments within each asset class. Derivatives are used for transitioning assets, asset class rebalancing, managing currency risk, and for management of fixed income and alternative investments. The investment policies for most of the retirement benefit plans were changed effective January 1, 2010 and require that the asset allocation be maintained within the following ranges as of December 31, 2010:

Asset Allocation Ranges
U.S. equity	15 – 35%
International equity	10 – 30%
Long bonds	25 – 45%
2010: Real estate and other	10 – 30%

As of December 31, 2010, the assets of NGSB's retirement benefit plans were transferred into a separate NGSB Master Trust. The domestic equities, international equities and fixed income securities were transferred in-kind. For the real estate and other category, the NGSB Master Trust holds an interest in private equity, real estate, and hedge funds partnerships held in the Northrop Grumman Master Trust (NGSB Master Trust Partnership Interests). After the asset transfers, the NGSB Master Trust continues to be invested in accordance with the same investment policies and procedures described above. If the anticipated spin-off transaction discussed in Note 1 is completed, the NGSB Master Trust will be transferred to HII. In that event, the NGSB Master Trust Partnership Interests may be transferred in the form of cash. Subsequent to the anticipated spin-off transaction, the fiduciary of the NGSB retirement benefit plans may elect to change the investment policies of the NGSB Master Trust.

The table below represents the fair values of the NGSB Master Trust and the proportionate share of the fair values of NGSB's retirement benefit plans assets held in the Northrop Grumman Master Trust at December 31, 2010, by asset category. The table that follows represents the proportionate share of the fair values of NGSB's retirement benefit plan assets held in the Northrop Grumman Master Trust at December 31, 2009, by asset category. The tables also identify the level of inputs used to determine the fair value of assets in each category (see Note 1 for definition of levels). The significant amount of Level 2 investments in the tables results from including in this category investments in pooled funds that contain investments with values based on quoted market prices, but for which the funds are not valued on a quoted market basis, and fixed income securities that are valued using model based pricing services.

$ in millions	Level 1	Level 2	Level 3	Total
Asset Category
NGS B Master Trust:
Domestic equities	$789			$789
International equities	6	$590		596
Fixed income securities
Cash & cash equivalents (1)		34		34
U.S. Treasuries		268		268
Other U.S. Government Agency Securities		142		142
Non-U.S. Government Securities		32		32
Corporate debt		564		564
Asset backed		86		86
High yield debt		11	9	20
Bank loans		1		1
Interest in Northrop Grumman Master Trust:
Real estate and other Hedge funds			181	181
Private equities			232	232
Real estate			165	165
Other (2)		74		74

Fair value of plan assets as of December 31, 2010	$795	$1,802	$587	$3,184

(1)	Cash & cash equivalents are predominantly held in money market funds and include a net payable for unsettled trades at year end.
(2)	Other includes futures, swaps, options, swaptions, insurance contracts.

$ in millions	Level 1	Level 2	Level 3	Total
Asset Category
Interest in Northrop Grumman Master Trust:
Domestic equities	$507			$507
International equities	212	$218		430
Fixed income securities
Cash & cash equivalents (1)	17	272		289
U.S. Treasuries		156		156
Other U.S. Government Agency Securities		88		88
Non-U.S. Government Securities		26		26
Corporate debt		546		546
Asset backed		96		96
High yield debt		67	8	75
Bank loans		12		12
Real estate and other Hedge funds			188	188
Private equities			242	242
Real estate			127	127
Other (2)		7		7

Fair value of plan assets as of December 31, 2009	$736	$1,488	$565	$2,789

(1)	Cash & cash equivalents are predominantly held in money market funds
(2)	Other includes futures, swaps, options, swaptions, insurance contracts and net payable for unsettled trades at year end. .

At December 31, 2010 and 2009, the fair value of the plan assets of $3,184 million and $2,789 million, respectively in the tables above consisted entirely of assets for pension benefits.

The table below summarizes the changes in the fair value of the company's retirement benefit plans' assets measured using significant unobservable inputs for the years ended December 31, 2010 and 2009.

$ in millions	High Yield Debt	Hedge Funds	Private Equities	Real Estate	Total
Balance as of December 31, 2008	$6	$169	$240	$168	$583
Actual return on plan assets:
Assets still held at reporting date	2	23	(16)	(57)	(48)
Assets sold during the period		(1)		(1)	(2)
Purchases, sales, and settlements		(3)	18	17	32

Balance as of December 31, 2009	8	188	242	127	565
Actual return on plan assets:
Assets still held at reporting date	2	14	24	12	52
Assets sold during the period				(1)	(1)
Purchases, sales, and settlements		10	8	48	66
Change in asset allocation mix	(1)	(31)	(42)	(21)	(95)

Balance as of December 31, 2010	$9	$181	$232	$165	$587

Generally, investments are valued based on information in financial publications of general circulation, statistical and valuation services, records of security exchanges, appraisal by qualified persons, transactions and bona fide offers. Domestic and international equities consist primarily of common stocks and institutional common trust funds. Investments in common and preferred shares are valued at the last reported sales price of the stock on the last business day of the reporting period. Units in common trust funds and hedge funds are valued based on the redemption price of units owned by the trusts at year-end. Fair value for real estate and private equity partnerships is primarily based on valuation methodologies that include third party appraisals, comparable transactions, discounted cash flow valuation models, and public market data.

Non-government fixed income securities are invested across various industry sectors and credit quality ratings. Generally, investment guidelines are written to limit securities, for example, to no more than five percent of each trust account, and to exclude the purchase of securities issued by Northrop Grumman. The number of real estate and private equity partnerships held by the Northrop Grumman Master Trust from which NGSB's plan assets are allocated is 167 and the unfunded commitments for the trust are $1.2 billion and $1.1 billion as of December 31, 2010, and 2009, respectively. NGSB retirement benefit plans proportionate share of these unfunded commitments is approximately 11% and 13% for December 31, 2010, and 2009, respectively. For alternative investments that cannot be redeemed, such as limited partnerships, the typical investment term is ten years. For alternative investments that permit redemptions, such redemptions are generally made quarterly and require a 90-day notice. The company is generally unable to determine the final redemption amount until the request is processed by the investment fund and therefore categorizes such alternative investments as Level 3 assets.

At December 31, 2010, and 2009, the defined benefit pension trust did not hold any Northrop Grumman common stock.

In 2011, the required minimum funding level is expected to be approximately $2 million to the company's retirement benefit plans and approximately $37 million to the company's other post-retirement benefit plans.

It is not expected that any assets will be returned to the company from the benefit plans during 2011.

Benefit Payments

The following table reflects estimated future benefit payments, based upon the same assumptions used to measure the benefit obligation, and includes expected future employee service, as of December 31, 2010:

$ in millions	Pension Plans	Medical and Life Plans
Year Ending December 31
2011	$116	$37
2012	129	38
2013	146	42
2014	162	46
2015	177	50
2016 through 2020	1,138	294